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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2005
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)		001-01072 (Commission File Number)	53-0127880 (IRS Employer Identification No.)
701 Ninth Street, N.W., Washington, DC (Address of principal executive offices)			20068 (Zip Code)
Registrant's telephone number, including area code (202) 872-3526
Not Applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Potomac Electric Power Company Form 8-K
Item 1.01	Entry Into a Material Definitive Agreement.

Potomac Electric Power Company (the "Company") has entered into a Purchase Agreement, dated May 24, 2005 (the "Purchase Agreement"), with Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of the underwriters named on Schedule A of the Purchase Agreement for the offer and sale of $175,000,000 in aggregate principal amount of 5.40% Senior Notes due June 1, 2035 (the "Senior Notes") in an underwritten offering registered on a Registration Statement on Form S-3 (Registration No. 333-106209). The Purchase Agreement is filed herewith as Exhibit 1 and the form of Senior Notes is filed herewith as Exhibit 4.1. The Senior Notes are initially being offered to the public at a price of 99.646% of principal amount. At the closing of the offering, which is scheduled to occur on June 1, 2005, the Company will realize, after deduction of the underwriters' discount of .875% of principal amount and before deduction of offering expenses, net proceeds of approximately $172,849,250.

The Senior Notes will be issued under the Indenture, dated as of November 17, 2003 (the "Senior Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). Simultaneously with the issuance of the Senior Notes, the Company will issue and deliver to the Trustee, for the benefit of the holders of the Senior Notes in order to secure the Company's obligations under the Senior Notes, $175,000,000 in aggregate principal amount of First Mortgage Bonds, 5.40% Collateral Series due June 1, 2035 (the "Collateral Bonds"). The Collateral Bonds will be issued under the Mortgage and Deed of Trust, dated July 1, 1936, between the Company and The Bank of New York, as trustee (as successor in such capacity to The Riggs National Bank of Washington, D.C.), as amended and supplemented, including pursuant to the Supplemental Indenture, dated as of May 24, 2005 (the "Supplemental Indenture"), relating to the issuance of the Collateral Bonds. The Supplemental Indenture is filed herewith as Exhibit 4.2. In accordance with the terms of the Senior Indenture, on the release date the Collateral Bonds will cease to secure the Senior Notes and the Senior Notes will become the Company's general unsecured obligations and rank on a parity with the Company's other unsecured and unsubordinated indebtedness.

The legality opinion of Kirk J. Emge, General Counsel of the Company, relating to the issuance of the Senior Notes is filed herewith as Exhibit 5.

Some of the underwriters or their affiliates have provided investment or commercial banking services to the Company and its affiliates, including as an underwriter of their securities, in the past and are likely to do so in the future. They receive customary fees and commissions for these services.

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Potomac Electric Power Company Form 8-K
Item 9.01	Financial Statements and Exhibits.
	Exhibit No.	Description of Exhibit
1

Purchase Agreement, dated as of May 24, 2005, with Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of the Underwriters named on Schedule A of the Purchase Agreement

	4.1	Form of Senior Note due 2035
	4.2	Supplemental Indenture
	5	Opinion of Kirk J. Emge
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
POTOMAC ELECTRIC POWER COMPANY (Registrant)
Date May 26, 2005			JAMES P. LAVIN
Name: James P. Lavin Title: Vice President and Controller

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